SCIENJOY

We spread joy through science and technology.



Investor Presentation

February 2020

Disclaimer

This investor presentation ("Investor Presentation") is for informational purposes only and does not constitute an offer to sell, solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Wealthbridge Acquisition Limited ("HHHH") or Sicenjoy Inc. ("Scienjoy" or "Company") or any of Scienjoy or HHHH's affiliate securities (as such term is defined under the U.S. federal securities laws). The information contained herein does not purport to be all-inclusive and is qualified in its entirety by the definitive merger agreement entered into October 28, 2019 filed by HHHH on a Current Report on Form 8-K on November 1, 2019. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have changed since the issuance of this document. Any data on past performance, modeling contained herein is not an indication as to future performance. HHHH and Scienjoy assume no obligation to update the information in this Investor Presentation. Neither HHHH or Scienjoy accepts any liability whatsoever for any losses arising from the use of this Investor Presentation or reliance on the information contained herein. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. This Investor Presentation is being provided for use only by the intended recipient.

No representation or warranty (whether expressed or implied) has been made by HHHH, Scienjoy or any of their respective affiliates with respect to the matters set forth in this Investor Presentation, and the recipient disclaims any such representation or warranty. Only those particular representations and warranties of HHHH, Scienjoy or any of their respective affiliates made in a definite written subscription agreement, if any, regarding the matters set forth in this Investor Presentation (which will not contain any representation or warranty relating to this Investor Presentation or information contained in or omitted from this Investor Presentation) when and if executed, and subject to such limitations and restrictions as specified therein, shall have any legal effect. At any time upon the request of HHHH for any reason, recipient shall promptly deliver to HHHH or securely destroy this Investor Presentation and any other documents furnished to recipient by or on behalf of HHHH or Scienjoy without keeping any copies, in whole or part, thereof.

Disclaimer

SCIENJOY

Forward-Looking Statements

This Investor Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the US Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as "forecast," "intend," "target," "believe," will," "expect," "estimate," "plan," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include statements about our beliefs and expectations and the estimated financial information and other projections contained herein. Examples of forward-looking statements include, among others, statements made in this Investor Presentation regarding the revenues, earnings, performance, strategies, prospects and other aspects of the business of Scienjoy, HHHH or the combined company after completion of the proposed transaction ("the Business Combination"). Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management's current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event that could give rise to the termination of the merger agreement between HHHH and Scienjoy (the "Merger Agreement") with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against HHHH, the combined company, or others following the announcement of the Business Combination and the Merger Agreement; (3) the inability to complete the Business Combination due to the failure to obtain approval of HHHH's stockholders or to satisfy other conditions to closing in the Merger Agreement; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet NYSE American listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Scienjoy as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners, obtain adequate supply of raw materials and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Scienjoy or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (11) Scienjoy estimates of expenses; (12) the impact of foreign currency exchange rates and interest rates fluctuations on the results of Scienjoy or the combined company; and (13) other risks and uncertainties indicated in this Investor Presentation under "Risks Related to Projections and Pro Forma Presentation," the proxy statement of HHHH (the "Proxy Statement") to be filed by HHHH with the Securities and Exchange Commission (the "SEC") in connection with the Business Combination, including those under "Risk Factors" therein, and other documents filed or to be filed from time to time with the SEC by HHHH. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. HHHH and Scienjoy undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Participants in Solicitation

Wealthbridge, Scienjoy, Sellers, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Wealthbridge ordinary shares in respect of the proposed transaction. Information about Wealthbridge's directors and executive officers and their ownership of Wealthbridge's ordinary shares is set forth in Wealthbridge's Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation has been included in the proxy statement pertaining to the proposed transaction as filed with the SEC on December 6th. These documents can be obtained free of charge from the sources indicated above.

Industry and Market Data

In this Investor Presentation, Scienjoy relies on and refers to information and statistics in the sectors in which it intends to compete. Scienjoy obtained this information and statistics from third-party sources believed to be reliable, including reports by market research firms. Scienjoy has supplemented this information where necessary with its own internal estimates, taking into account publicly available information about other industry participants and its management's best view as to information that is not publicly available. Neither Scienjoy nor HHHH has independently verified the accuracy or completeness of any such third-party information.

Additional Information and Where to Find it

In connection with the transaction described herein, HHHH has filed or will file relevant materials with the Securities and Exchange Commission (the "SEC"), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, HHHH will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF HHHH ARE URGED TO READ THESE MATERIALS (INCLUDING AND AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT HHHH WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HHHH, SCIENJOY AND THE TRANSACTION. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by HHHH with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov).



Content

- Transaction Summary
- Company Overview
- Growth Strategy
- Financial Highlights
- Appendix

Transaction Summary

- Wealthbridge Acquisition Limited (“**Wealthbridge**” or “**HHHH**”) to acquire 100% stake of Scienjoy Inc. (“**Scienjoy**”) to create a publicly traded, leading life entertainment mobile streaming platform in China;
- Scienjoy stockholders will roll 100% of their equity holdings into the transaction;
- Scienjoy stockholders will receive 9 million shares as equity consideration upon achieving certain milestones as below:
  - 3,000,000 shares if 2019 net income > $20.9M or share price > $15.00
  - 3,000,000 shares if 2020 net income > $28.3M or share price > $20.00
  - 3,000,000 shares if 2021 net income > $35.0M or share price > $25.00
- $252 million in pro forma total equity value, implying 11.6x 2019E net income, and 9.2x 2020E net income;
- Scienjoy stockholders will own 67% of the combined company at close of the merger
- If Wealthbridge becomes a foreign private issuer following the closing, it plans to adopt a dual-class share structure: class A has one vote per share and class B has 10 votes per share. Company intends to convert a certain number of shares to be issued to Scienjoy’s existing stockholders into class B shares.

Pro Forma Valuation	US$
Illustrative share price (per share) [1]	10.32
Shares outstanding [2]	24,459,500
Total Equity Value	**252,422,040**
Pro Forma Net Debt [3]	(65,557,500)
Pro Forma Enterprise Value	**186,864,540**

Pro Forma Valuation	Pre-Money [5]	Pro Forma
2020E Net Income Multiple	7.1x	9.2x

Source of Funds	US$
HHHH Cash in Trust[1]	59,340,000
Scienjoy Shareholder Equity Rollover	169,248,000
Sponsor Equity	17,900,040
Total Sources	**246,488,040**

Uses of Funds	US$
Equity Issued to Scienjoy Shareholders	169,248,000
Cash to Balance Sheet	56,727,500
Estimated Transaction Costs	2,612,500
Sponsor Equity	17,900,040
Total Uses	**246,488,040**

Pro Forma Ownership At Close[4]



Scienjoy Initial Shareholders
HHHH Public Shareholders
HHHH Sponsors
67%
26%
7%

1. Est. amount in trust by 03/31/2020, before expenses; 2. Assuming no redemption from trust; including HHHH public shareholders’ shares underlying the rights, and the ordinary shares from private placement; excluding public warrants and private placement warrants, both exercisable at $11.50 per share and unit purchase options and 3rd party advisory shares; 3. Including Scienjoy’s existing $8.8M in net cash by 6/30/2019, and expected $56.7M net cash proceeds from the raise; 4. excluding underwriter UPO and M&A fee in shares; excluding private placement warrants exercisable at $11.50 per share; 5. including sponsor shares, shares underlying rights and HHHH public shareholders’ shares underlying rights;



Company Overview



SCIENJOY

Who Are We?

We Provide Online Entertainment Services Through Live Streaming

Current Business Model


Live Show
Platform
Users
Broadcasters
Virtual
Currency
Virtual
Gifts
Live Streaming
Events
Gaming
Community
Service

Scienjoy by Numbers

Leading live streaming platform with growth potential in the niche market of live streaming.

ARPPU [1]

204 USD [2]

Annual ARPPU in 2018

Paying Ratio

1.44%

Annual paying ratio in 2018

QAU [3]

14,732,240

Avg. Quarterly Active Users in 2018

of Total Users

200,000,000+ [4]

As of Dec 2019 a total users have been registered

Quarterly Active Broadcasters

12,492

Avg. Quarterly Active broadcasters in 2018

Projected Revenue in 2019

$130,747,000 [5]

Up by 21% from FY2018

Note:

1) ARPPU refers to Average Revenue Per Paying User
2) Exchange rate for CNY:USD on December 31, 2018 was 6.8755
3) QAU refers to quarterly active user
4) Accumulated registered users
5) Exchange rate for CNY:USD (6.96) for forecasting

User Loyalty and Commitment

SCIENJOY

Capitalize on Satisfying Basic Psychological Needs



Dreamer, 31
Medium-sized fund director

Average spending:
RMB 1~1.5 million / year

Daily spending outside the busy season: RMB 50~60k / day



Cowboy in a jet, 27
Founder of a trading company

Average spending:
RMB 0.5~1 million / year

Single top-up in an event: RMB 0.5 million



Infinite Storm, 29
Branding director

Average spending:
RMB 200k / year

User Testimonials

"Stress from fast-paced job often drowns me, I need to unwind from time to time to maintain excellence. From July to September, outside the busy season, I just indulge myself on Showself, where I can have fun and relax. This gets me ready to face the upcoming challenges."

"It was not easy going out of my last break-up, thanks to cheers from friends and broadcasters in the community, home is where your family is."

Growth Opportunities in the Live Streaming Market

China has now become the largest live streaming market in terms of total registered user number and revenue[(1)].





Started
Live Streaming
Revenue*:
$2.0 Billion
Users:
294 Million
Revenue*:
$6.2 Billion
Users:
396 Million
Revenue*:
$13.6 Billion
Users:
500 Million
2005
2016
2018
2022 F

Source: (1) Deloitte; China Internet Network Information Center (CNNIC); Frost & Sullivan, Insight & Info Consulting;
* Note: The average exchange rates for CNY:USD for 2016, 2018 and 2022 were 6.9430, 6.8755 and 7.2090, respectively.

Live Streaming Industry Landscape

Avg. Quarterly Active Users Within Show Sector, 2018[1]

Scienjoy	Company A	Company B
14.7 Million	3.7 Million	2.5 Million



Live Streaming Industry

- Interactive Show Centric
- Pan-entertainment
- Gaming
- Others

Public Companies in the Live Streaming Market

欢聚时代 YY Inc.	Huya	斗鱼 DOUYU.COM
Mkt Cap[2] **$4.8** Billion	Mkt Cap[2] **$5.8** Billion	Mkt Cap[2] **$2.9** Billion
• IPO: $81.9 MN • Listed on NASDAQ in 2012	• IPO: $180 MN • Listed on NYSE in 2018	• IPO: $859 MN • Listed on NASDAQ in 2019

Source: (1)Analysys (2) Bloomberg as of September 25, 2019; Company public announcements.

ARPPU (Average Revenue Per Paying User)



Live Streaming Industry Annual ARPPU in 2018[1]


SCIENJOY
204 USD
98 USD
83 USD
53 USD
SCIENJOY
Non-game-centric Live Streaming
Live Streaming
Game-centric Live Streaming

Source: (1) Company Annual Reports and iResearch report;
Note: ARPPU refers to Average Revenue Per Paying User; Exchange rate for CNY:USD on December 31, 2018 was 6.8755

SCIENJOY

Core Business Strategy



Gamified Product Design Methodology

Embedding Game Thinking Into Mobile Live-streaming Platform


Honor
Reward
Growth
Avatar (user)
Competition
In-room Games
Equipment

Stable Track Record



Average

85%

of users making a purchase are in-app game players (trophies won after playing games)

Multi-product Strategy



Showself Live
Since 2014
Users and Broadcasters
Users and Broadcasters
Vibrant Ecosystem of Products
Haixiu Live
Since 2016
Different Operating Methods
Attract More Users and Improve User Retention
Internal Cooperation
Lehai Live
Since 2015
Users and Broadcasters

Key Innovation Areas

Innovation is part of our DNA.

Current Applications

Patents/IPs


PATENTED

Current Honors:
12 Patents we have created
134 Software IP we registered
28 Rewarded certificates
2 National awards

Optimizing User Experience



AI, AR/VR:
Add-on functions in live streaming (e.g. look enhancement, AR effects)

Big data:
Customized content recommendations / effects

Cocos2Dx

We use Cocos2Dx daily and Cocos2Dx designed games throughout our live streaming platform

Continue to Innovate in Big Data, AI, AR/VR


5G

Ready for the 5G era empowered by our R&D Engine



Strong Tech Genes



Frontier Research Team



Rich IP Accumulation

Creative Team with Strong Tech Expertise

Three founders have strong tech experience and deep industry understanding, while sharing a similar vision.



Victor He

Co-Founder & CEO

- 19 years of IT & Internet industry experience, worked in UTStarcom, Teradata, Tyco
- MBA, University of New Brunswick;
- Bachelor of computer science, Beijing University of Posts and Telecommunications



Bo Wan

Co-Founder & COO

- Decades of IT industry experience, data storage solutions, data digging and analysis expert
- Worked in China Unicom and Teradata
- MBA; Bachelor of computer science, Beijing University of Posts and Telecommunications



Wesley Lu

Co-Founder & EVP

- 16 years of IT industry experience, IT and mobile internet technology expert
- Worked in Lucent, HP
- Master of computer science, Beijing University of Posts and Telecommunications

Milestones

We have launched 3 show-centric products since our establishment in 2011 and have become the leading player among the live show platforms.

SCIENJOY

Showself Live

Lehai Live

Haixiu Live

2011

October

Scienjoy established

2012

August

Launched new product "Showself", entered entertainment social media era

2013

June

Completed series A financing

2014

January

Began to develop a new platform "Showself Live"

June

- Officially launched "Showself Live"
- Completed series B financing

2015

July

Launched "Lehai Live"

2016

April

Launched "Haixiu Live"

Q4 2016

Reached Avg. MAU 10 million

2017

March

Reached agreement with Tongfang Investment Fund Series SPC

December

Completed transaction with Tongfang Investment Fund Series SPC

2018

Q2 2018

Monthly active broadcasters reaches 10,000



Growth Strategy



SCIENJOY

Who Are We Next?

We Spread Joy Through Next Generation Interactions

Enormous Market Opportunities

Global Live Streaming Industry Revenues[1]

The global live streaming industry is expected to grow at a CAGR of 22.8% from 2018 to 2022, reaching $22.09 billion by 2022.



Unit: Billion USD
CAGR: 22.8%
8.25
11.93
14.65
17.99
22.09
2018
2019E
2020F
2021F
2022F

Global Games Industry Revenues[2]

By 2022, the global games market will grow to $196.0 billion with a CAGR (2018-2022) of 9.0%. Driven by improving infrastructure and increased appetite for games and esports.



Unit: Billion USD
CAGR: 9.0%
138.7
152.1
164.6
178.2
196.0
2018
2019E
2020F
2021F
2022F

Source: (1) Frost and Sullivan; (2) Newzoo

Our Path Towards "Real + Virtual" Second Life

Our Path Towards "Real + Virtual" Second Life

Messaging



2G

Internet Access



3G

2G & 3G eras:
Computer terminals (e.g. keyboard, mouse)

Smart Phones



4G

4G era:
Smartphones

Smart Communication

Smart Society



5G

5G era:
VR and human-computer interaction

Live Streaming 2.0: Combining Real and Virtual Worlds

- With VR and AI becoming the next-gen cutting-edge technology, the immersive "Real + Virtual" second life is unlocked.
- Enhanced User Experience:
  - Avatars in various scenes
  - New interactions in VR world
  - Live in a vibrant and immersive virtual community

Enter Overseas Markets

Replicate existing business model overseas where new industry landscape is forming.



Middle East
(within ~1 year)

- **164 Million** internet users in 2018
- E-commerce market size reached **$8 Billion** in 2017 and is expected to reach **$29 Billion** in 2022

Latin America (incl. Mexico)
(beyond 2 years)

- **438 Million** internet users
- **119 Million** internet users in Brazil alone in 2018
- **74 Million** internet users in Mexico alone in 2018

South East Asia
(within ~1 year)

- **350 Million** internet users* in 2018.
- E-commerce market reached **$72 Billion in** 2018, and it is expected to reach **$240 Billion** in 2025.

Source: Bain & Company, Google and TEMASEK, Statista
* Note: Total user number for Indonesia, Maylasia, Philipine, Singapore, Thailand and Vietnam

Expect to Expand Our Business Model

Advertising

For businesses, goods and services

Brands selection – Impulse brands

Value-added Services

Customized services for broadcasters and premium users

Community E-commerce network



SPLENDID WEEKLY STAR
疯狂赛车
速度与激情
游戏介绍

In-live-streaming overlay ads

Special promotion live events

Banner, slide images and auto recommendations



Tap Into The Next Phase of Enormous Industry Potential Through M&A

M & A

To support the execution of each element of our growth strategy

1. **"Real + Virtual" Second Life**
2. **Overseas Expansion**
3. **Business Model Extension**









Revenue Growth



Financial Highlights

Financial Highlights

Revenue and Net Profit

Revenue and net profit are both projected to grow.



Net Profit CAGR: +33%
Revenue CAGR: +27%
RMB 107,854
($15,676)
RMB 743,018
($107,997)
RMB 151,400
($21,753)
RMB 910,000
($130,747)
RMB 190,000
($27,299)
RMB 1,200,000
($172,414)
2018[1]
2019E[2]
2020E[2]
Net Profit
Revenue
Unit: Thousands

Note: 1. Historical $USD/RMB conversion rate as of 12/31/2018 = 6.88; 2. $USD/RMB conversion rate = 6.96

Financial Highlights

SCIENJOY

ARPPU*



YoY Growth:
+14%
YoY Growth**:
+19%
Avg.
RMB 994
($153) 1
RMB 1,135
($165) 2
RMB 1,238
($180) 3
Q4
Q3
Q2
Q1
RMB 1,135
($174)
RMB 1,062
($163)
RMB 899
($138)
RMB 881
($135)
+ 21%
+ 2%
+ 13%
+ 21%
RMB 1,372
($199)
RMB 1,086
($158)
RMB 1,017
($148)
RMB 1,064
($155)
+ 16%
+ 22%
RMB 1,183
($172)
RMB 1,293
($188)
2017
2018
2019 H1

Paying Ratio



YoY Growth:
+23%
YoY Growth**:
+37%
Avg.
1.01%
1.24%
1.49%
Q4
Q3
Q2
Q1
1.09%
1.02%
1.00%
0.94%
+ 17%
+ 47%
+ 8%
+ 17%
1.28%
1.50%
1.08%
1.10%
+ 59%
+ 15%
1.72%
1.26%
2017
2018
2019 H1

Note: *: Average Recharge Value Per Paying User; **: YoY growth from 2018 H1 to 2019 H1

1. Historical $USD/RMB conversion rate as of 12/31/2017 = 6.51 ; 2. Historical $USD/RMB conversion rate as of 12/31/2018 = 6.88; 3. $USD/RMB conversion rate as of 6/30/2019 = 6.87

Comparable Companies Analysis

FY 2019E Price/Earnings


96.9x
80.7x
Average: 54.1x
Discount: 79%
11.6x
18.6x
20.3x
NM
SCIENJOY
HUYA
欢聚时代 YY Inc.
MOMO
Inke
斗鱼 DOUYU.COM

FY 2020E Price/Earnings


33.2x
Average: 22.4x
Discount: 59%
21.2x
24.7x
9.2x
10.7x
NM
SCIENJOY
HUYA
欢聚时代 YY Inc.
MOMO
Inke
斗鱼 DOUYU.COM

Source: CapIQ, Factset, Company Reports as of 02/14/2020
Note: JOYY's LTM Net Income is calculated by annualizing its Net Income during Q3 2019 to accurately account for the impact of its HUYA spinoff in Q1 2019



Appendix

Income Statement

ScienJoy

Amounts in thousands of RMB and US$*, except share and per share data or otherwise stated (US-GAAP)	For the years ended December 31			For the year ended Dec 31		For the six months ended Jun 30		
	2016	2017		2018		2018	2019	
	RMB	RMB	US$	RMB	US$	RMB	RMB	US$
						(Unaudited)	(Unaudited)	(Unaudited)
Net revenues	717,129	836,604	128,584	743,018	108,068	371,341	404,478	58,919
Cost of revenues	-597,315	-654,332	-100,569	-594,084	-86,406	-289,333	-328,790	-47,894
Gross profit	119,814	182,272	28,015	148,934	21,662	82,008	75,688	11,025
Sales and marketing expenses	-11,497	-3,240	-498	-5,005	-728	-3,155	-1,525	-222
General and administrative expenses	-20,078	-10,869	-1,671	-16,265	-2,366	-9,025	-3,401	-495
Research and development expenses	-9,631	-10,610	-1,631	-10,957	-1,594	-5,134	-8,353	-1,217
Provision for doubtful accounts	-3,114	508	78	-6,826	-993	-6,051	-808	-118
Income from operations	75,494	158,061	24,293	109,881	15,981	58,643	61,601	8,973
Interest income	515	1,686	259	1,444	210	1,158	295	44
Other income/(loss), net	-194	3,235	498	31	5	-	-358	-50
Foreign exchange gain/(loss), net	5	-21	-3	11	2	-6	-3	-1
Profit before income taxes	75,820	162,961	25,047	111,367	16,198	59,795	61,535	8,966
Income tax benefits/(expenses)	-3,862	-6,217	-956	-4,627	-673	-2,704	-2,748	-400
Net Profit	**71,958**	**156,744**	**24,091**	**106,740**	**15,525**	**57,091**	**58,787**	**8,566**

Note:*) Historical exchange rate for CNY:USD as at 31st Dec for 2017 & 2018 are 6.5063 and 6.8755, respectively; exchange rate as at 30th Jun 2019: 6.8650.

Balance Sheet

SCIENJOY

ScienJoy

Amounts in thousands of RMB and US$*, except share and per share data or otherwise stated (US-GAAP)	For the years ended December 31			For the year ended Dec 31		For the six months ended Jun 30	
	2016	2017		2018		2019	
	RMB	RMB	US$	RMB	US$	RMB	US$
						(Unaudited)	(Unaudited)
ASSETS							
Current assets							
Cash and cash equivalents	26,507	129,447	19,896	65,294	9,497	93,617	13,637
Accounts receivable, net	366,831	243,500	37,425	221,377	32,198	128,053	18,653
Prepaid expenses and other current assets	9,778	5,686	874	30,130	4,382	10,789	1,572
Loan receivables - related parties	-	58,465	8,986	31,500	4,582	-	-
Amounts due from related parties	-	200	31	-	-	250	36
Total current assets	403,116	437,298	67,212	348,301	50,659	232,709	33,898
Non-current assets							
Property and equipment, net	2,231	1,583	243	951	138	695	101
Intangible assets, net	168	211	32	206	30	202	29
Deferred tax assets	174	370	57	283	41	404	59
Long term deposits and other assets	1,265	2,570	395	2,504	364	2,551	372
Total non-current assets	3,838	4,734	727	3,944	573	3,852	561
TOTAL ASSETS	**406,954**	**442,032**	**67,939**	**352,245**	**51,232**	**236,561**	**34,459**

Note: *) Historical exchange rate for CNY:USD as at 31st Dec for 2017 & 2018 are 6.5063 and 6.8755, respectively; exchange rate as at 30th Jun 2019: 6.8650.

Balance Sheet (Continued)

Amounts in thousands of RMB and US$*, except share and per share data or otherwise stated (US-GAAP)	For the years ended December 31			For the year ended Dec 31		For the six months ended Jun 30	
	2016	2017		2018		2019	
	RMB	RMB	US$	RMB	US$	RMB	US$
						(Unaudited)	(Unaudited)
LIABILITIES AND EQUITY							
Current liabilities							
Accounts payable	197,631	63,455	9,752	81,699	11,884	29,784	4,339
Accrued salary and employee benefits	2,425	3,808	585	4,124	600	2,679	390
Accrued expenses and other current liabilities	599	493	76	331	48	1,897	276
Income tax payable	3,314	6,977	1,072	8,016	1,166	5,866	854
Loan payables - third parties	8,000	-	-	-	-	33,000	4,807
Loan payables - related parties	-	-	-	32,050	4,661	-	-
Amounts due to related parties	29,376	26,097	4,011	130,687	19,006	39,687	5,781
Deferred revenue	41,253	56,315	8,655	38,402	5,585	40,253	5,864
Total current liabilities	282,598	157,145	24,151	295,309	42,950	153,166	22,311
TOTAL LIABILITIES	**282,598**	**157,145**	**24,151**	**295,309**	**42,950**	**153,166**	**22,311**
Commitments and contingencies							
Equity							
US$0.0001 par value; 500,000,000 shares authorized, 100,000 shares issued and outstanding as of December 31, 2018 and June30, 2019*				69	10	69	10
Share subscription receivables				-69	-10	-69	-10
Additional paid-in capital	39,806	43,593	6,700	41,992	6,108	9,664	1,408
Statutory reserves	5,235	8,665	1,333	10,323	1,501	10,714	1,561
Retained earnings	79,315	232,629	35,755	4,621	673	63,017	9,179
Total equity	124,356	284,887	43,788	56,936	8,282	83,395	12,148
TOTAL LIABILITIES AND EQUITY	**406,954**	**442,032**	**67,939**	**352,245**	**51,232**	**236,561**	**34,459**

Note: *) Historical exchange rate for CNY:USD as at 31st Dec for 2017 & 2018 are 6.5063 and 6.8755, respectively; exchange rate as at 30th Jun 2019: 6.8650.

Cash Flow Statement

Amounts in thousands of RMB and US$*, except share and per share data or otherwise stated (US-GAAP)	For the years ended December 31			For the year ended Dec 31		For the six months ended Jun 30		
	2016	2017		2018		2018	2019	
	RMB	RMB	US$	RMB	US$	RMB	RMB	US$
						(Unaudited)	(Unaudited)	(Unaudited)
Cash flows from operating activities								
Net income	71,958	156,744	24,091	106,740	15,525	57,091	58,787	8,566
Adjustments to reconcile net income to net cash (used in) provided by operating activities								
Depreciation of property and equipment	967	1,276	196	1,167	170	602	406	59
Amortization of intangible assets	4	19	3	24	3	12	13	2
Provision for doubtful accounts	3,114	-508	-78	6,826	993	6,051	808	120
Loss from disposal of property and equipment	-	1	-	-	-	-	1	-
Deferred tax (benefits) expenses	269	-196	-30	87	13	-147	-1,336	-195
Changes in operating assets and liabilities								
Accounts receivable	-282,212	123,839	19,034	15,297	2,225	-44,653	92,536	13,479
Prepaid expense and other current assets	-8,121	4,092	629	-24,445	-3,556	-30,634	19,322	2,811
Long term deposits and other assets	-927	-1,305	-201	66	10	-210	-47	-7
Accounts payable	150,615	-134,176	-20,622	18,243	2,651	6,345	-51,916	-7,564
Deferred revenue	36,070	15,062	2,315	-17,913	-2,605	1,491	1,851	270
Accrued salary and employee benefits	1,438	1,383	213	316	46	1,123	-1,445	-210
Accrued expenses and other current liabilities	437	-106	-16	-161	-23	-232	1,566	228
Income tax payable	3314	3,663	563	1039	151	273	-935	-135
Net cash provided by (used in) operating activities	-23,074	169,788	26,097	107,286	15,603	-2,888	119,611	17,424
Cash flows from investing activities								
Purchases of property and equipment and intangible assets	-1,663	-691	-106	-553	-80	-490	-160	-23
Net cash used in investing activities	-1,663	-691	-106	-553	-80	-490	-160	-23
Cash flows from financing activities								
Dividends paid to shareholders				-228,500	-33,234	-86,000	-91,000	-13,256
Capital distribution due to reorganization	16,943	3,787	582	-10,000	-1,454		-32,328	-4,709
Capital contribution due to reorganization				8,399	1,223	4,706		
Proceeds from borrowings				-	-	-	33,000	4,807
Payments to related parties	-	-69,944	-10,751	-	-	-14,085	-800	-117
Proceeds from by related parties	21,895	-	-	59,215	8,612	-	-	-
Net cash used in financing activities	38,838	-66,157	-10,169	-170,886	-24,853	-95,379	-91,128	-13,275
Net increase in cash and cash equivalents	14,101	102,940	15,822	-64,153	-9,330	-98,757	28,323	4,126
Cash and cash equivalents at beginning of the period	12,406	26,507	4,074	129,447	18,827	129,447	65,294	9,511
Cash and cash equivalents at end of the period	26,507	129,447	19,896	65,294	9,497	30,690	93,617	13,637

Note: *) Historical exchange rate for CNY:USD as at 31st Dec for 2017 & 2018 are 6.5063 and 6.8755, respectively; exchange rate as at 30th Jun 2019: 6.8650.


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